UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23080

The Community Development Fund

(Exact name of registrant as specified in charter)

________

6255 Chapman Field Drive

Miami, Florida 33156

(Address of principal executive offices) (Zip code)

Kenneth H. Thomas. Ph.D.

Community Development Fund Advisors, LLC

6255 Chapman Field Drive

Miami, Florida 33156

(Name and address of agent for service)

Copy To:

John J. O’Brien, Esquire

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Registrant’s telephone number, including area code: 1-844-445-4405

Date of fiscal year end: December 31, 2025

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Community Development Fund

Class A Shares - CDCDX

Annual Shareholder Report: December 31, 2025

This annual shareholder report contains important information about Class A Shares of the The Community Development Fund (the "Fund") for the period from January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://www.communitydevelopmentfund.com/the-fund/. You can also request this information by contacting us at 1-844-445-4405.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
The Community Development Fund, Class A Shares	$103	1.00%

How did the Fund perform in the last year?

During 2025, the Fund delivered a net return of 5.92%. Over the same period, the Bloomberg U.S. Aggregate Bond Index, the Fund’s primary benchmark, returned 7.30%.

The Fund achieved these results with substantially lower volatility than the Index, reflecting a deliberate and disciplined emphasis on risk management through conservative duration and credit positioning. Over the trailing three-year period, the Fund’s standard deviation - a key measure of total portfolio risk - was 39% lower than that of the benchmark. On a trailing five-year basis, standard deviation was 42% lower, underscoring the Fund’s differentiated risk-adjusted profile over full market cycles.

Portfolio duration is actively managed and ended 2025 at 4.3 years, compared to 4.1 years one year earlier. During the 2022 interest rate shock, the Fund reduced duration defensively to as low as 2.0 years during the first quarter of 2022, reflecting the Fund’s active approach to managing interest rate risk across market environments. The Fund continues to maintain an exceptionally high credit quality posture, with all assets invested in AAA- or AA-rated securities as of December 31, 2025, including approximately 1% in cash and cash equivalents. The Fund’s strong risk-adjusted results have been recognized by independent third parties.

The Fund remains conservatively positioned as we, along with the Fund’s Sub-Adviser, MetLife Investment Management, LLC, an affiliate of MetLife, Inc., continue to monitor key macroeconomic developments, Federal Reserve communications, and evolving market conditions under the current Administration.

The Fund also remains committed to continuously enhancing its rigorous processes for identifying impactful and responsive CRA-qualified investments for investors. The Sub-Adviser, through its significant scale and national footprint, continues to be successful in identifying and purchasing highly attractive securities that support affordable housing for low- and moderate-income borrowers and renters in the local communities served by our investors.

We are pleased to report that all of the Fund’s investors have received positive consideration on their CRA examinations from their investment in the Fund, consistent with the Fund’s record since inception.

Net assets increased by 58% to $326 million as of December 31, 2025, following net asset growth of 54% for the prior year.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

The Community Development Fund, Class A Shares - $1,137,595
Bloomberg U.S. Aggregate Bond Index (USD) (TR)* - $1,179,504
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index (USD) (TR)* - $1,155,354
$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
$950,000
Apr/16
Dec/16
Dec/17
Dec/18
Dec/19
Dec/20
Dec/21
Dec/22
Dec/23
Dec/24
Dec/25

	The Community Development Fund, Class A Shares	Bloomberg U.S. Aggregate Bond Index (USD) (TR)Footnote Reference*	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index (USD) (TR)Footnote Reference*
Apr/16	$1,000,000	$1,000,000	$1,000,000
Dec/16	$981,052	$992,459	$995,466
Dec/17	$996,195	$1,027,610	$1,020,418
Dec/18	$992,979	$1,027,727	$1,030,543
Dec/19	$1,046,141	$1,117,310	$1,096,925
Dec/20	$1,092,067	$1,201,183	$1,142,822
Dec/21	$1,072,893	$1,182,660	$1,130,901
Dec/22	$1,004,789	$1,028,794	$998,907
Dec/23	$1,046,054	$1,085,675	$1,049,628
Dec/24	$1,074,007	$1,099,248	$1,064,910
Dec/25	$1,137,595	$1,179,504	$1,155,354

Since its inception on April 29, 2016. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-844-445-4405 or visit https://www.communitydevelopmentfund.com/the-fund/ for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of December 31, 2025

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
The Community Development Fund, Class A Shares	5.92%	0.82%	1.34%
Bloomberg U.S. Aggregate Bond Index (USD) (TR)Footnote Reference*	7.30%	-0.36%	1.72%
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index (USD) (TR)Footnote Reference*	8.49%	0.22%	1.50%

Key Fund Statistics as of December 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$326,439,999	197	$751,919	76%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Futures Contracts	0.1%
Short-Term Investment	0.3%
Mortgage-Backed Securities	2.5%
Municipal Bonds	3.7%
U.S. Treasury Obligations	8.3%
U.S. Government & Agency Obligations	84.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
FHLMC Multifamily Structured Pass Through Certificates, 5.00%, 2/25/2035, Cl A2	2.5%
U.S. Treasury Notes, 3.63%, 9/30/2030	2.4%
FHLMC Multifamily Structured Pass Through Certificates, 4.80%, 1/25/2032, Cl A2	2.1%
U.S. Treasury Notes, 3.50%, 11/30/2030	1.9%
U.S. Treasury Notes, 3.50%, 12/15/2028	1.8%
FHLMC, 4.75%, 11/1/2040	1.6%
FHLMC Multifamily Structured Pass Through Certificates, 4.96%, 1/25/2044, Cl A	1.6%
FHLMC Multifamily Structured Pass Through Certificates, 4.05%, 7/25/2033, Cl A2	1.6%
FHLMC Multifamily Structured Pass Through Certificates, 4.58%, 8/25/2035, Cl A2	1.5%
FNMA, 4.52%, 1/1/2033	1.5%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-844-445-4405

  https://www.communitydevelopmentfund.com/the-fund/

Householding

Rule 30e-1 of the Investment Company Act of 1940, as amended, permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-445-4405 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Community Development Fund

The Community Development Fund / Class A Shares - CDCDX

Annual Shareholder Report: December 31, 2025

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial expert Rodger D. Shay Jr. is an independent trustee as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Tait, Weller & Baker LLP related to the Registrant.

Tait, Weller & Baker LLP billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years were as follows:

		FYE December 31, 2025			FYE December 31, 2024
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$13,500	None	None	$13,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$2,400(2)	None	None	$2,400(2)	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2) Review of Fund's Federal, State income and excise tax returns.

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows:

	Fiscal 2025	Fiscal 2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by Tait, Weller & Baker LLP for the last two fiscal years $2,400 and $2,400 for 2025 and 2024, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Items 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

The Community Development Fund

Annual Financials and Other Information

December 31, 2025

The Community Development Fund	December 31, 2025

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)
Schedule of Investments	1
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	32
Notice to Shareholders (Unaudited)	33
Other Information (Form N-CSR Items 8-11) (Unaudited)	34

The Community Development Fund	December 31, 2025

SCHEDULE OF INVESTMENTS

	Face	Market
Description	Amount	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 84.9%
FHLMC Multifamily - 26.2%
2021-P009, 1.13%, 01/25/2031	$270,614	$254,972
K123, 1.62%, 12/25/2030	1,500,000	1,340,099
2021-P009, 1.88%, 01/25/2031	1,000,000	906,194
KSG2, 2.09%, 11/25/2031 (a)	1,000,000	891,329
K141, 2.25%, 02/25/2032	4,800,000	4,309,886
K145, 2.65%, 11/25/2031	1,711,535	1,631,975
KSG3, 2.65%, 05/25/2032 (a)	2,000,000	1,820,844
2022-P013, 2.76%, 02/25/2032 (a)	2,000,000	1,844,270
K092, 3.13%, 10/25/2028	1,841,715	1,823,265
K158, 4.05%, 07/25/2033	5,200,000	5,104,980
M071, 4.31%, SOFR30A + 0.300%, 08/15/2040 (a)	3,929,063	3,942,591
K761, 4.40%, 06/25/2032 (a)	2,000,000	2,016,424
K171, 4.40%, 06/25/2035 (a)	3,300,000	3,278,037
K547, 4.42%, 05/25/2030 (a)	2,000,000	2,029,229
2025-ML31, 4.50%, 06/25/2042 (a)	1,997,797	2,025,952
K540, 4.53%, SOFR30A + 0.520%, 11/25/2029 (a)	998,599	997,386
K542, 4.54%, SOFR30A + 0.530%, 01/25/2030 (a)	1,999,350	1,997,877
K760, 4.55%, 01/25/2032 (a)	1,000,000	1,017,719
KF141, 4.58%, SOFR30A + 0.570%, 07/25/2032 (a)	3,366,932	3,386,417
KF164, 4.58%, SOFR30A + 0.570%, 10/25/2034 (a)	962,281	960,990
K172, 4.58%, 08/25/2035 (a)	5,000,000	5,032,631
K526, 4.61%, SOFR30A + 0.600%, 06/25/2029 (a)	2,994,583	2,996,506
2024-P016, 4.61%, 09/25/2033 (a)	1,000,000	1,011,166
KF168, 4.62%, SOFR30A + 0.610%, 08/25/2035 (a)	999,997	1,005,134
Q027, 4.66%, 08/25/2031	2,000,000	2,028,741
K169, 4.66%, 12/25/2034 (a)	1,000,000	1,014,775
2025-ML30, 4.67%, 07/25/2042 (a)	2,989,640	3,076,166
KJ53, 4.71%, SOFR30A + 0.700%, 10/25/2034 (a)	2,938,114	2,939,913
2025-ML29, 4.71%, 01/25/2043 (a)	1,992,076	2,027,497
K759, 4.80%, 01/25/2032 (a)	6,500,000	6,699,737
2025-ML32, 4.84%, 03/25/2042 (a)	1,000,000	1,046,617

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	December 31, 2025

SCHEDULE OF INVESTMENTS (Continued)

	Face	Market
Description	Amount	Value
Q032, 4.95%, 11/25/2054 (a)	$1,881,453	$1,909,142
Q030, 4.96%, SOFR30A + 0.940%, 01/25/2044 (a)	5,150,941	5,155,536
K170, 5.00%, 02/25/2035 (a)	7,800,000	8,106,433
		85,630,430

FHLMC Single Family - 13.6%
Pool RA5346, 2.00%, 05/01/2051	905,790	744,688
Pool Q41874, 3.00%, 07/01/2046	912,433	834,824
Pool RA1853, 3.00%, 12/01/2049	552,988	497,809
Pool WA4823, 3.08%, 02/01/2050	5,553,273	4,210,446
Pool WA0500, 3.48%, 03/01/2047	2,214,268	1,911,666
Pool WN5283, 3.85%, 09/01/2029	2,000,000	1,991,006
Pool WA3194, 3.90%, 07/01/2037	1,442,130	1,355,444
Pool WN2253, 4.00%, 09/01/2032	1,000,000	974,131
Pool WA4839, 4.00%, 01/01/2054	1,621,305	1,355,064
Pool WA3283, 4.09%, 06/01/2039	2,463,504	2,304,454
Pool WN5065, 4.20%, 08/01/2029	2,000,000	2,009,857
Pool WN5231, 4.25%, 02/01/2030	3,000,000	3,014,829
Pool WA1648, 4.50%, 04/01/2035	993,683	991,243
Pool RJ5624, 4.50%, 12/01/2055	859,675	845,318
Pool WN5213, 4.75%, 01/01/2030	1,000,000	1,012,636
Pool WA2241, 4.75%, 11/01/2040	5,433,281	5,382,471
Pool WN0179, 4.75%, 01/01/2045	4,000,000	3,802,070
Pool WS4017, 4.95%, 07/01/2040	1,475,148	1,458,121
Pool RJ5623, 5.00%, 12/01/2055	1,101,605	1,108,338
Pool RJ5636, 5.00%, 12/01/2055	695,376	697,791
Pool RJ5639, 5.00%, 12/01/2055	743,400	748,375
Pool RJ5640, 5.00%, 12/01/2055	1,149,917	1,156,945
Pool WA4853, 5.25%, 05/01/2055	996,534	963,431
Pool RJ5015, 5.50%, 10/01/2055	1,835,473	1,878,533
Pool RJ5178, 5.50%, 11/01/2055	579,819	592,099
Pool RJ5637, 5.50%, 12/01/2055	607,195	621,062
Pool RJ5638, 5.50%, 12/01/2055	540,697	553,046

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	December 31, 2025

SCHEDULE OF INVESTMENTS (Continued)

	Face	Market
Description	Amount	Value
Pool RJ0241, 6.00%, 10/01/2053	$560,147	$584,913
Pool RJ2692, 6.00%, 09/01/2054	653,136	677,861
		44,278,471

FNMA Multifamily - 1.5%
2023-M5, 4.40%, 07/25/2033 (a)	5,000,000	5,001,199

FNMA Single Family - 19.0%
Pool BL7673, 1.57%, 08/01/2037	1,804,707	1,361,520
Pool BS0345, 1.61%, 01/01/2036	889,616	711,942
Pool CA7479, 2.00%, 10/01/2050	332,642	271,438
Pool CA8444, 2.00%, 12/01/2050	780,813	643,373
Pool CB0268, 2.00%, 04/01/2051 (b)	2,824,081	2,321,842
Pool BT0120, 2.00%, 05/01/2051	1,023,759	841,658
Pool CB2317, 2.00%, 12/01/2051	1,096,125	894,433
Pool CB2738, 2.50%, 01/01/2052	4,704,013	4,006,980
Pool CB2739, 2.50%, 01/01/2052	587,294	503,956
Pool CB2830, 2.50%, 02/01/2052	935,778	803,403
Pool BC0962, 3.00%, 06/01/2046	223,341	207,233
Pool AS7476, 3.00%, 07/01/2046	331,728	303,803
Pool AS7647, 3.00%, 07/01/2046	547,041	503,062
Pool AS7653, 3.00%, 07/01/2046	830,746	755,014
Pool AS8262, 3.00%, 10/01/2046	510,822	462,545
Pool AN5657, 3.30%, 07/01/2032	330,870	314,944
Pool AN7888, 3.30%, 12/01/2034	3,163,925	2,919,851
Pool AS8734, 3.50%, 01/01/2047	529,468	500,832
Pool AS9360, 3.50%, 04/01/2047	311,197	297,162
Pool BS6491, 3.75%, 08/01/2032	2,444,000	2,366,940
Pool CA1985, 4.00%, 06/01/2048	225,561	217,739
Pool BS8180, 4.08%, 04/01/2028	993,092	996,223
Pool BZ4203, 4.26%, 06/01/2030	1,000,000	1,005,608
Pool BZ5493, 4.35%, 11/01/2030	2,574,000	2,597,195
Pool BZ4388, 4.41%, 07/01/2032	1,000,000	1,004,530

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	December 31, 2025

SCHEDULE OF INVESTMENTS (Continued)

	Face	Market
Description	Amount	Value
Pool BZ3372, 4.43%, 03/01/2030	$2,000,000	$2,024,697
Pool BZ2242, 4.50%, 11/01/2034	4,952,051	4,956,183
Pool BS7623, 4.52%, 01/01/2033	5,000,000	5,031,104
Pool BZ3883, 4.54%, 05/01/2032	1,300,000	1,315,980
Pool BZ1150, 4.55%, 06/01/2031	400,000	406,484
Pool BZ4222, 4.69%, 06/01/2030	1,987,928	2,019,643
Pool BZ3471, 4.71%, 04/01/2032	1,000,000	1,017,410
Pool BS7108, 4.83%, 12/01/2032	2,653,178	2,723,192
Pool BZ0567, 4.94%, 05/01/2034	1,000,000	1,026,468
Pool CC1630, 5.00%, 12/01/2055	1,906,984	1,928,085
Pool BZ0271, 5.05%, 01/01/2040	1,976,992	2,016,962
Pool BZ0597, 5.10%, 03/01/2040	1,980,740	2,022,856
Pool BS8987, 5.15%, 07/01/2040	1,078,253	1,105,040
Pool CB7245, 5.50%, 09/01/2053	753,190	772,953
Pool CB8111, 5.50%, 03/01/2054	1,283,555	1,316,135
Pool CC1382, 5.50%, 10/01/2055	1,242,337	1,274,870
Pool CB7935, 6.00%, 01/01/2054	955,422	995,614
Pool CB8085, 6.00%, 02/01/2054	853,051	887,494
Pool CB9112, 6.00%, 08/01/2054	1,047,761	1,091,839
Pool CC1359, 6.00%, 10/01/2055	1,202,656	1,255,814
		62,002,049

FRESB Multifamily - 5.6%
2020-SB77, 1.12%, 06/25/2040 (a)	1,435,122	1,371,831
2021-SB84, 1.49%, 01/25/2031 (a)	1,578,488	1,399,020
2021-SB93, 1.50%, 09/25/2041 (a)	833,719	817,286
2021-SB93, 1.60%, 10/25/2028 (a)	780,259	733,350
2020-SB71, 2.21%, 12/25/2029 (a)	1,167,834	1,087,698
2020-SB71, 2.25%, 12/25/2039 (a)	731,946	669,945
2019-SB68, 2.42%, 09/25/2029 (a)	1,618,743	1,515,159
2018-SB57, 3.87%, 08/25/2038 (a)	1,150,776	1,129,640
2020-SB80, 4.33%, SOFR30A + 0.814%, 09/25/2040 (a)	1,419,117	1,413,808

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	December 31, 2025

SCHEDULE OF INVESTMENTS (Continued)

	Face	Market
Description	Amount	Value
2025-SB120, 4.42%, 01/25/2030 (a)	$2,934,277	$2,961,615
2024-SB116, 4.55%, 09/25/2029 (a)	1,593,493	1,614,692
2020-SB76, 4.62%, SOFR30A + 0.814%, 04/25/2040 (a)	1,055,333	1,050,638
2024-SB116, 4.68%, 09/25/2031 (a)	1,856,222	1,877,180
2020-SB71, 4.84%, SOFR30A + 0.814%, 11/25/2039 (a)	761,117	754,855
		18,396,717

GNMA Multifamily - 18.8%
2021-183, 1.75%, 01/16/2063	1,372,865	1,058,971
2023-145, 2.50%, 09/16/2065	3,814,580	3,152,603
2017-135, 2.60%, 08/16/2058	480,223	418,308
2017-74, 2.60%, 09/16/2058	385,979	330,642
2023-92, 3.50%, 10/16/2062 (a)	3,808,145	3,622,360
2023-74, 4.00%, 10/16/2055	1,653,907	1,601,923
2023-44, 4.00%, 08/16/2056	2,854,530	2,732,778
2023-16, 4.00%, 07/16/2063 (a)	1,915,636	1,871,561
2023-191, 4.00%, 05/16/2064 (a)	2,343,962	2,251,743
2024-12, 4.25%, 11/16/2036	1,765,631	1,729,220
2024-158, 4.50%, 09/16/2057	1,928,507	1,865,894
2025-217, 4.50%, 01/16/2058	1,400,000	1,389,766
2024-153, 4.50%, 03/16/2065	2,411,193	2,396,615
2024-12, 4.50%, 05/16/2065 (a)	3,000,516	2,914,982
2025-153, 4.65%, 12/16/2039	345,748	346,975
2025-54, 4.65%, 06/16/2040 (a)	1,732,873	1,737,518
2025-18, 4.65%, 01/16/2057	471,302	468,050
2025-213, 4.75%, 03/16/2057	2,000,000	2,004,375
2025-17, 4.75%, 05/16/2058 (a)	494,969	493,323
2025-184, 4.75%, 06/16/2058 (a)	998,195	996,336
2025-182, 4.75%, 05/16/2067 (a)	4,996,970	4,891,272
2025-16, 4.85%, 10/01/2037	2,366,231	2,399,486
2025-40, 5.00%, 08/16/2057	1,090,474	1,095,100
2024-193, 5.00%, 04/16/2062	3,699,937	3,704,543

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	December 31, 2025

SCHEDULE OF INVESTMENTS (Continued)

	Face	Market
Description	Amount	Value
2023-162, 5.00%, 03/16/2064 (a)	$2,366,769	$2,473,889
2024-54, 5.00%, 02/15/2065 (a)	1,771,549	1,747,009
2024-122, 5.00%, 05/16/2065 (a)	1,972,894	1,945,161
2024-72, 5.00%, 05/16/2065 (a)	984,052	963,922
2025-16, 5.00%, 06/01/2065	2,775,874	2,773,551
2025-109, 5.00%, 08/16/2066	3,000,000	2,906,053
2025-126, 5.55%, 05/16/2067 (a)	2,991,965	3,110,500
		61,394,429

GNMA Single Family - 0.2%
Pool G2 AU1835, 3.00%, 08/20/2046	306,372	276,011
Pool G2 AU1762, 3.50%, 07/20/2046	200,417	184,117
		460,128

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(COST $280,338,962)		277,163,423

MUNICIPAL BONDS - 3.7%
Colorado - 0.3%
Colorado, Housing and Finance Authority, RB
6.17%, 11/01/2030	725,000	781,480

Florida - 0.5%
Florida, Housing Finance, RB
4.64%, 01/01/2028	565,000	574,847
4.84%, 01/01/2029	95,000	97,620
5.03%, 07/01/2030	95,000	98,582
Miami-Dade County Housing Finance Authority, RB
2.90%, 08/01/2030	570,000	570,554
4.60%, 02/01/2042	500,000	502,157
		1,843,760

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	December 31, 2025

SCHEDULE OF INVESTMENTS (Continued)

	Face	Market
Description	Amount	Value
Maryland - 1.4%
Maryland, Department of Housing & Community Development, RB
4.34%, 03/01/2027	$300,000	$302,423
4.34%, 09/01/2027	250,000	252,728
4.35%, 03/01/2026	200,000	200,241
4.35%, 09/01/2026	200,000	200,958
4.36%, 03/01/2028	350,000	354,484
6.00%, 03/01/2055	2,965,000	3,092,413
		4,403,247

Nebraska - 0.1%
Nebraska Investment Finance Authority, RB
4.89%, 03/01/2029	100,000	102,811
4.94%, 09/01/2029	100,000	103,120
5.10%, 03/01/2030	100,000	103,789
5.15%, 09/01/2030	100,000	103,825
		413,545

New Jersey - 0.4%
New Jersey, Housing & Mortgage Finance Agency, RB
5.21%, 05/01/2030	435,000	453,460
5.26%, 11/01/2030	445,000	465,103
5.30%, 05/01/2031	320,000	334,928
		1,253,491

New York - 0.6%
New York City, Housing Development Authority, RB
2.29%, 11/01/2030	415,000	382,252
5.29%, 02/01/2031	250,000	261,701
5.31%, 02/01/2033	250,000	260,529
5.33%, 08/01/2033	330,000	342,788
5.34%, 08/01/2031	250,000	262,003
5.37%, 08/01/2030	250,000	261,854

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	December 31, 2025

SCHEDULE OF INVESTMENTS (Continued)

	Face	Market
Description	Amount	Value
5.38%, 02/01/2032	$250,000	$261,191
		2,032,318

Virginia - 0.4%
Virginia State, Housing Development Authority, RB
2.11%, 11/01/2029	500,000	468,635
2.31%, 11/01/2031	500,000	453,641
2.46%, 11/01/2032	500,000	445,919
		1,368,195

TOTAL MUNICIPAL BONDS
(COST $11,998,843)		12,096,036

MORTGAGE-BACKED SECURITIES - 2.5%
BX Commercial Mortgage Trust
5.24%, TSFR1M + 1.490%, 01/17/2039 (a)(c)	2,155,000	2,153,689
5.59%, TSFR1M + 1.840%, 01/17/2039 (a)(c)	3,000,000	2,997,265
STWD Mortgage Trust
4.72%, TSFR1M + 0.972%, 11/15/2036 (a)(c)	3,000,000	2,994,409

TOTAL MORTGAGE-BACKED SECURITIES
(COST $8,051,094)		8,145,363

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	December 31, 2025

SCHEDULE OF INVESTMENTS (Continued)

	Face	Market
Description	Amount	Value
U.S. TREASURY OBLIGATIONS - 8.3%
U.S. Treasury Notes
3.38%, 11/30/2027	$2,200,000	$2,196,047
3.50%, 11/15/2028	5,000,000	4,996,094
3.50%, 12/15/2028	6,000,000	5,995,312
3.50%, 11/30/2030	6,250,000	6,192,871
3.63%, 09/30/2030	7,700,000	7,677,141

TOTAL U.S. TREASURY OBLIGATIONS
(COST $27,065,143)		27,057,465

	Shares
SHORT-TERM INVESTMENT - 0.3%
Fidelity Institutional Government Portfolio, Cl I, 3.67% (d)	941,547	941,547

TOTAL SHORT-TERM INVESTMENT
(COST $941,547)		941,547

TOTAL INVESTMENTS (COST $328,395,589) - 99.7%		325,403,834
OTHER ASSETS AND LIABILITIES - 0.3%		1,036,165
NET ASSETS - 100.0%		$326,439,999

A list of the open futures contracts held by the Fund at December 31, 2025, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
Short Contracts
U.S. 10-Year Treasury Notes	(60)	Mar-2026	$(6,799,109)	$(6,746,250)	$52,859
U.S. Long Treasury Bonds	(80)	Mar-2026	(9,365,658)	(9,247,500)	118,158
Ultra 10-Year U.S. Treasury Notes	(85)	Mar-2026	(9,864,774)	(9,776,328)	88,446
			$(26,029,541)	$(25,770,078)	$259,463

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	December 31, 2025

SCHEDULE OF INVESTMENTS (Continued)

(a)	Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(b)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(c)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities at December 31, 2025 was $8,145,363 and represents 2.5% of Net Assets.

(d)	Rate shown is the 7-day effective yield as of December 31, 2025.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FRESB — Freddie Mac Small Balance Mortgage Trust

GNMA — Government National Mortgage Association

RB — Revenue Bond

SOFR30A — Secured Overnight Financing Rate 30-day Average

TSFR1M — Term Secured Overnight Financing Rate 1 Month

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	December 31, 2025

SCHEDULE OF INVESTMENTS (Concluded)

The following table sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at December 31, 2025:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$277,163,423	$—	$277,163,423
Municipal Bonds	—	12,096,036	—	12,096,036
Mortgage-Backed Securities	—	8,145,363	—	8,145,363
U.S. Treasury Obligations	—	27,057,465	—	27,057,465
Short-Term Investment	941,547	—	—	941,547
Total Investments in Securities	$941,547	$324,462,287	$—	$325,403,834

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$259,463	$–	$–	$259,463
Total Other Financial Instruments	$259,463	$–	$–	$259,463

*	Futures contracts are valued at the unrealized appreciation on the instrument.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	December 31, 2025

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments (Cost $328,395,589)	$325,403,834
Interest and dividends receivable	1,274,621
Variation margin receivable	46,454
Prepaid expenses	6,559
Total assets	326,731,468

Liabilities:
Distribution fees payable	67,638
Shareholder servicing fees payable	54,628
Payable due to Administrator	25,904
Custody fees payable	17,778
Payable due to Investment Adviser	16,084
Legal fees payable	16,069
Audit fees payable	16,000
Chief Compliance Officer fees payable	12,500
Other accrued expenses	64,868
Total liabilities	291,469
Net assets	$326,439,999
Net assets consist of:
Paid-in capital	$331,588,948
Total Accumulated Losses	(5,148,949)
Net assets	$326,439,999

Net Asset Value, Offering and Redemption Price Per Share – Class A shares (unlimited authorization - no par value)
($326,439,999 ÷ 36,109,083 shares)	$9.04

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	For the year ended December 31, 2025

STATEMENT OF OPERATIONS

Investment income
Interest	$12,860,682
Total investment income	12,860,682

Expenses
Investment advisory fees	886,169
Distribution fees	738,470
Shareholder servicing fees	590,783
Accounting and administration fees	285,947
Chief Compliance Officer fees	85,081
Trustees' fees	11,594
Legal fees	159,828
Custodian fees	71,326
Registration fees	63,285
Transfer Agent fees	37,496
Audit fees	16,400
Printing fees	14,826
Other	126,174
Total expenses	3,087,379

Less:
Investment advisory fees waived	(134,250)
Net expenses	2,953,129

Net investment income	9,907,553

Net realized gain/(loss) on:
Investments	(397,627)
Futures contracts	(757,185)

Net change in unrealized appreciation/(depreciation) on:
Investments	8,475,132
Futures contracts	19,069
Net realized and unrealized gain	7,339,389

Net increase in net assets resulting from operations	$17,246,942

The accompanying notes are an integral part of the financial statements.

The Community Development Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31, 2025	Year ended December 31, 2024
Operations:
Net investment income	$9,907,553	$4,670,777
Net realized loss	(1,154,812)	(442,862)
Net change in unrealized appreciation/(depreciation)	8,494,201	(562,693)
Net increase in net assets resulting from operations	17,246,942	3,665,222
Distributions	(9,873,111)	(4,681,730)
Return of Capital	(3,436)	—

Capital share transactions:
Issued	161,804,356	77,001,001
Reinvestment of dividends	3,056,927	1,250,868
Redeemed	(51,878,276)	(5,054,795)
Increase from capital share transactions	112,983,007	73,197,074
Total increase in net assets	120,353,402	72,180,566

Net assets:
Beginning of year	206,086,597	133,906,031
End of year	$326,439,999	$206,086,597

Shares transactions:
Issued	18,112,353	8,669,348
Reinvestment of dividends	340,909	141,138
Redeemed	(5,712,442)	(570,776)
Net increase in shares outstanding	12,740,820	8,239,710

The accompanying notes are an integral part of the financial statements.

The Community Development Fund

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$8.82	$8.85	$8.83	$9.75	$10.03
Income/(loss) from operations:
Net investment income(1)	0.30	0.27	0.22	0.13	0.09
Net realized and unrealized gain/(loss) on investments	0.22	(0.04)	0.13	(0.75)	(0.27)
Total gain/(loss) from operations	0.52	0.23	0.35	(0.62)	(0.18)
Dividends and distributions from:
Net investment income	(0.30)	(0.26)	(0.22)	(0.14)	(0.10)
Net realized gains	—	—	(0.11)	(0.16)	—
Return of capital	— ^	—	—	—	— ^
Total dividends and distributions	(0.30)	(0.26)	(0.33)	(0.30)	(0.10)
Net asset value, end of year	$9.04	$8.82	$8.85	$8.83	$9.75
Total return*	5.92%	2.67%	4.11%	(6.36)%	(1.76)%
Ratios and supplemental data
Net assets, end of year ($ Thousands)	$326,440	$206,087	$133,906	$113,547	$107,260
Ratio of expenses to average net assets (including waivers and reimbursements)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	1.04%	1.00%	1.02%	1.00%	1.11%
Ratio of net investment income to average net assets	3.35%	3.03%	2.51%	1.42%	0.93%
Portfolio turnover rate	76%	23%	61%	30%	12%

The accompanying notes are an integral part of the financial statements.

The Community Development Fund

FINANCIAL HIGHLIGHTS

*	Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

^	Amount represents less than $(0.005).

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS

1.	Organization

The Community Development Fund (the “Fund”) is a diversified, open-end investment company that was established as a Delaware statutory trust pursuant to a Certificate of Trust dated August 12, 2011. The Trust’s Agreement and Declaration of Trust permits the Trust to operate separate series (“portfolios”) of units of beneficial interest (“shares”) and separate classes of portfolios. Currently, the Trust offers one class of shares. The investment objectives of the Fund are to provide current income consistent with the preservation of capital and enable institutional investors, including those that are subject to regulatory examination under the Community Reinvestment Act of 1977, as amended, (the “CRA”), to claim favorable regulatory consideration of their investment. Community Development Fund Advisors, LLC (the “Adviser”), was organized under the laws of the State of Delaware as a limited liability company on July 25, 2011, and is also registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisors Act of 1940 (the “1940 Act”). MetLife Investment Management, LLC (the “Sub-Adviser”) manages the Fund’s assets under the direction of the Adviser.

2.	Significant accounting policies

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security valuation — Investments in securities traded on a national securities exchange are valued at the last reported bid price. Debt securities are valued by using market bid quotations or independent pricing services which use bid prices provided by market makers or estimates of values obtained from yield data relating to instruments or securities with similar characteristics.

Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume, market volatility or the future does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures position.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund’s board of trustees has adopted methods for valuing securities including in circumstances in which market quotes are not readily available, and has delegated authority to the Fund’s investment adviser to apply those methods in making fair value determinations, subject to board oversight. The investment adviser has established a Valuation Committee (the “Valuation Committee”) to administer, implement, and oversee the fair valuation process, and to make fair value decisions. The Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser. The Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The Fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

For the year ended December 31, 2025, there have been no significant changes to the Fund’s fair valuation methodology.

Stripped Mortgage-Backed Securities — The Fund may enter into Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Mortgage-Backed To-Be-Announced Securities — The Fund may enter into mortgage-backed to-be-announced securities (“TBAs”). These derivative financial instruments are subject to varying degrees of market and credit risk. TBAs provide for the delayed delivery of the underlying instrument. The contractual or notional amounts related to these financial instruments adjusted for unrealized market valuation gains or losses are recorded on a trade date basis. The credit risk related to settlements is limited to the unrealized market valuation gains or losses recorded in the statement of operations. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest rates.

Futures contracts — The Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses (see Statement of Operations). Variation margin payments are paid or received (see Statement of Assets and Liabilities), depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss (see Statement of Operations) equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of December 31, 2025.

The following table discloses the volume of the Fund’s futures contracts activity during the year ended December 31, 2025:

Futures Contracts:
Interest Contracts
Average Notional Balance Short	$(24,130,876)
Ending Notional Balance Short	(26,029,541)

Fair value of derivative instruments as of December 31, 2025:

	Asset Derivatives			Liability Derivatives
Instrument	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Treasury Note and Bond Futures	Variation Margin Receivable (See Statement of Assets and Liabilities)	$259,463	*	Variation Margin Payable (See Statement of Assets and Liabilities)	$–	*
		$259,463			$–

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. The cumulative appreciation (depreciation) is netted against the cash position at the broker and reflected on the Statement of Assets & Liabilites.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2025:

Instrument	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Treasury Note and Bond Futures	Net Realized and unrealized Gain (Loss)	$(757,185)	$19,069

Security transactions, dividend and investment income — Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of investments are determined on the basis of the identified cost for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income is recognized on an accrual basis.

Amortization and accretion are calculated using the effective interest method. Amortization of premiums and discounts are included in interest income.

Determination of Net Asset Value and calculation of expenses — In calculating the net asset value (“NAV”) per share of the Fund, investment income, realized and unrealized gains and losses, and expenses are allocated daily to each share based upon the proportion of net assets of each share.

Federal income taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code (the “Code”). Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the initial open tax year end and current tax year end, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and during the year ended December 31, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2025 the Fund did not incur any interest or penalties.

Dividends and distributions to shareholders — Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

Securities purchased on a delayed delivery basis — The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. The Fund will set aside liquid assets, or engage in other appropriate measures, to cover its obligations with respect to these securities.

Segment Reporting — The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of this standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s single investment objective which is executed by the Fund’s portfolio manager. The financial information in the form of the Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the accompanying Statement of Operations.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	Transactions with affiliates

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, or Foreside Fund Officer Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), an affiliate of the Distributor. Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) and Chief Financial Officer (“CFO”), as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of Foreside Fund Officer Services, LLC, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

Fees for CFO services is included in fees charged to the Fund under the Accounting and administration fees on the Statement of Operations.

4.	Administration, Shareholder Servicing, Distribution, Custodian and Transfer Agent Agreements

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund, subject to a minimum. For the year ended December 31, 2025, the Fund paid $285,947 for these services.

The Fund has adopted a Shareholder servicing plan (the “Shareholder Servicing Plan”) with respect to Class A Shares that allows such shares to pay the Adviser a fee in connection with the ongoing Shareholder recordkeeping and compliance services provided to shareholders at an annual rate of up to 0.20% of average daily net assets of the Class A Shares. For the year ended December 31, 2025, the Class A Shares incurred $590,783 of Shareholder servicing fees, an effective rate of 0.20%.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A Shares. The Distribution Plan allows the Fund to pay fees for the sale and distribution of Class A Shares and for shareholder services provided to the holders of Class A Shares. Under the Distribution Plan, the Fund may pay its distributor up to 0.25% per year of the Fund's average daily net assets attributable to certain of its Class A Shares which have been sold in accordance with a selling dealer agreement. For the year ended December 31, 2025, the Class A Shares incurred Distribution fees of $738,470.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

UMB Bank, N.A., (the “Custodian”), serves as the Fund’s Custodian pursuant to a custody agreement. UMB Fund Services, Inc. (the “Transfer Agent”), serves as the Fund’s Transfer Agent pursuant to a transfer agency agreement.

5.	Investment Advisory & Subadvisory Agreements

Under the terms of an investment advisory agreement, the Adviser provides or arranges for a third-party sub-adviser to provide investment advisory services to the Fund. For its advisory services, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets. For the year ended December 31, 2025, the Fund paid $886,169 for these services. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, and other non-routine expenses not incurred in the ordinary course of such Fund’s business (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until April 30, 2026 (the “expense cap”). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which the Adviser reduced its fee or reimbursed expenses if the Fund’s Total Annual Fund Operating Expenses are below the expense cap that was in place at the time of such fee reductions or expense reimbursements. This agreement may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2026. As of December 31, 2025, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future recapture, up to the expense cap in place at the time the expenses were waived and/or reimbursed to the Adviser were $47,716, $0, and $134,250 expiring in 2026, 2027, and 2028 respectively.

The Adviser pays the Sub-Adviser a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by the Sub-Adviser.

6.	Investment Transactions

The aggregate purchases and sales and maturities of investments, excluding short-term investments, by the Fund for the period ended December 31, 2025, were as follows:

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

Purchases:
U.S. Government	$328,285,104
Other	9,621,317
Sales and Maturities:
U.S. Government	$209,101,976
Other	8,383,282

7.	Federal Tax Information

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise. The permanent differences primarily consist of paydowns. There is no permanent difference in current year that would require a charge or credit to distributable earnings or paid in capital.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Return of Capital	Total
2025	$9,873,111	$3,436	$9,876,547
2024	$4,681,730	–	$4,681,730

As of December 31, 2025, the components of distributable loss on a tax basis were as follows:

Capital Loss Carryforwards	$(2,121,002)
Unrealized Depreciation	(3,027,944)
Other Temporary Differences	(3)
Total Distributable Loss	$(5,148,949)

For Federal income tax purposes, capital loss carryforwards may be carried forward indefinitely and applied against all future gains. Losses carried forward are as follows:

Short-Term Loss	Long-Term Loss	Total
$–	$2,121,002	$2,121,002

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at December 31, 2025, were as follows:

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$328,431,778	$2,713,019	$(5,740,963)	$(3,027,944)

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to straddles and wash sales.

The Fund did not pay any federal or state and local income taxes. The Fund may have paid income taxes in foreign jurisdictions for the year ended December 31, 2025. Taxes paid to specific jurisdictions, if applicable, represent less than 5% of income taxes paid (net of refunds received).

8.	Concentration of Risks

As with investing in all mutual funds, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve the Fund’s investment goals. An investor could lose money on its investment in the Fund, just as it could with other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet the Fund’s investment objective:

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Generally, the value of the Fund's fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described above, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

CRA-Qualified Investments Risk — The Adviser believes that shares of the Fund will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA credit with respect to shares of the Fund owned by them; however, there is no guarantee that an investor will receive CRA credit for an investment in the Fund. The Fund’s goals of holding debt securities and other debt instruments that will allow shares of the Fund to be deemed qualified under the CRA will cause the Adviser (or the Fund’s sub-adviser, MetLife Investment Management, LLC (the “Sub-Adviser”)) to take this factor into account in determining which debt securities or other debt instruments the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities or instruments, which may or may not have an adverse effect on the Fund’s investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of longer-term investments believed to be CRA-qualified. Also, CRA-qualified investments in geographic areas sought by the Fund may not provide as favorable return as CRA-qualified investments in other geographic areas. In addition, the Fund may sell investments for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales could occur, for example, if a financial institution redeems its shares of the Fund, or if investments that have been explicitly earmarked for CRA-qualifying and similar purposes to specific financial institution shareholders are ultimately determined not to be, or to have ceased to be, CRA-qualifying.

Regional Focus Risk — To the extent that it focuses its investments in a particular geographic region for CRA accreditation purposes, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and states or municipalities within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

U.S. Government Securities Risk — Although U.S. Government Securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Derivatives Risk — The Fund’s use of derivatives is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk, liquidity risk and market risk are described above. Leverage risk is described below. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Investment Style Risk - The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Market Risk — The prices of the Fund’s fixed income securities respond to  economic developments,  particularly  interest  rate  changes,  as  well  as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Convertible Securities Risk — Convertible securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

Please also refer to the Fund’s Prospectus and Statement of Additional Information for a more-complete description of the risk factors affecting shareholder investments in the Fund.

9.	Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.	Underlying Investments In Other Investment Companies

The Fund currently invests a portion of its assets in the Fidelity Institutional Government Portfolio, Class I (the “Fidelity Fund”). The Fidelity Fund invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully. The investment objective of the Fidelity Fund is current income with liquidity and stability of principal. The Fund may redeem its investment from the Fidelity Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Fund. The financial statements of the Fidelity Fund, including the portfolio of investments, can be found at the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2025, the percentage of the Funds’ net assets invested in the Fidelity Fund was 0.3%.

11.	Concentration of Shareholder

At December 31, 2025, no shareholders owned 10% or greater of the aggregate total shares outstanding.

12.	Recent Accounting Pronouncement

In this reporting period, the Fund adopted FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

The Community Development Fund	December 31, 2025

NOTES TO FINANCIAL STATEMENTS (Concluded)

13.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

The Community Development Fund	December 31, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of The Community Development Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Community Development Fund, including the schedule of investments, as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of The Community Development Fund as of December 31, 2025, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and prime broker. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 24, 2026

The Community Development Fund	December 31, 2025

NOTICE TO SHAREHOLDERS (Unaudited)

Federal Income Tax Information

At December 31, 2025, The Community Development Fund hereby designates $9,873,111 as ordinary income dividends. The Community Development Fund designates $ 0 as corporate dividends received deduction. The Community Development Fund designates $3,436 as return of capital. In addition, The Community Development Fund designated $0 as long-term capital gain distributions for the purpose of the dividend paid deduction on its Federal income tax return.

As created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the amount of dividend income that qualifies as “Qualifying Dividend Income” is $0 for The Community Development Fund. It is the intention for the Fund to designate the maximum amount permitted by law.

As created by the American Jobs Creation Act of 2004, “Qualified Interest Income” represents the amount of qualifying interest that is exempt from U.S. Withholding tax when paid to foreign investors. The Community Development Fund hereby designates $0 as qualified interest income.

As created by the American Jobs Creation Act of 2004, “Short-Term Capital Gain Dividends” represents the amount of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors. The Community Development Fund hereby designates $0 as short term capital gain dividends.

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts for state income. The Community Development Fund hereby designates $764,086 as U.S. government interest.

Interest Related Dividend represents the amount reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors. The Community Development Fund hereby designates $9,873,111 as interest related dividends.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

The Community Development Fund	December 31, 2025

OTHER INFORMATION (FORM N-CSR ITEMS 8-11) (Unaudited)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid by the company during the period covered by the report to the Trustees on the company’s Board of Trustees is disclosed within the Statement(s) of Operations of the financial statements (Item 7).

Item 11. Statement Regarding Basis for Approval of Investment Advisory and Sub-Advisory Agreements.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory and sub-advisory agreements (the “Agreements”) must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Community Development Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 25, 2025 to decide whether to renew the Agreements for additional one-year terms (the “November Meeting”). The November Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the November Meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the November Meeting, the Independent Trustees of the Fund reviewed the information provided. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Fund presented or submitted to the Board at the November Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

The Community Development Fund	December 31, 2025

OTHER INFORMATION (FORM N-CSR ITEMS 8-11) (Unaudited)

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the advisory fees paid to the Adviser and the Sub-Adviser and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s and the Sub-Adviser’s profitability from their relationships with the Fund, including both direct and indirect benefits accruing to the Adviser, the Sub-Adviser and their affiliates; (vii) the Adviser’s and the Sub-Adviser’s potential economies of scale; (viii) the Adviser’s and the Sub-Adviser’s compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the November Meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees met in executive session outside the presence of the Adviser and the Sub-Adviser.

At the November Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Fund, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Fund, the Adviser and the Sub-Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationships with the Fund, including both direct and indirect benefits accruing to the Adviser, the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

The Community Development Fund	December 31, 2025

OTHER INFORMATION (FORM N-CSR ITEMS 8-11) (Unaudited)

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Fund, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s investment and risk management approaches for the Fund. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were available to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.

Investment Performance of the Fund, the Adviser and the Sub-Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by both the Sub-Adviser and Broadridge comparing the Fund’s performance to its benchmark index and a peer group of mutual funds over various periods of time. Dr. Thomas, the managing member of the Adviser, and representatives from the Sub-Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreements.

The Community Development Fund	December 31, 2025

OTHER INFORMATION (FORM N-CSR ITEMS 8-11) (Unaudited)

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, as well as the fee payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed a report prepared by Broadridge comparing the Fund’s expense ratio and advisory fees to those paid by a peer group of mutual funds. The Trustees also considered that the Adviser, not the Fund, paid the Sub-Adviser pursuant to the sub-advisory agreement and that the fee payable to the Sub-Adviser reflected an arms-length negotiation between the Adviser and the Sub-Adviser. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationships with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees considered how the Adviser’s and the Sub-Adviser’s profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Fund and the Adviser’s willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s and the Sub-Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Adviser with respect to economies of scale.

The Community Development Fund	December 31, 2025

OTHER INFORMATION (FORM N-CSR ITEMS 8-11) (Unaudited)

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

FUND INFORMATION

Investment Adviser	Community Development Fund Advisors, LLC
6255 Chapman Field Drive
Miami, Florida 33156

Distributor	Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator	SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel	Morgan, Lewis & Bockius LLP
2222 Market Street
Philadelphia, PA 19103

Custodian	UMB Bank, N.A.
1010 Grand Avenue
Kansas City, Missouri 64106

Transfer Agent	UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Independent Registered	Tait, Weller & Baker LLP
Public Accounting Firm	Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included under Item 7.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Items 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Items 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Items 16. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Items 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Community Development Fund

By (Signature and Title)	/s/ Kenneth H. Thomas
Kenneth H. Thomas, Ph.D.,
Principal Executive Officer

Date: March 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kenneth H. Thomas
Kenneth H. Thomas, Ph.D.,
Principal Executive Officer

Date: March 5, 2026

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date: March 5, 2026